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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             ----------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 19, 2004




                               PALWEB CORPORATION
             (Exact name of registrant as specified in its charter)



          Oklahoma                      000-26331                75-2954680
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



       1613 E. 15th, Tulsa, Oklahoma                              74120
  (Address of principal executive offices)                     (Zip Code)



                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits
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        (c) Exhibits

        99.1 Press Release dated July 19, 2004.

Item 9. Regulation FD Disclosure
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        On July 19, 2004, the Registrant announced that Marshall Cogan has been named Non-Executive Chairman of the Board of Directors. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PALWEB CORPORATION


Date: July 19, 2004                  By: /s/ Warren F. Kruger
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                                         Warren F. Kruger
                                         President and Chief Executive Officer